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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Star Buffet, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAR BUFFET, INC.
420 LAWNDALE DRIVE
SALT LAKE CITY, UTAH 84115

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 28, 2004

To the Stockholders of Star Buffet, Inc.:

        We cordially invite you to attend the annual meeting of stockholders of Star Buffet, Inc. The meeting will be held at the HomeTown Buffet, 1312 N. Scottsdale Road, Scottsdale, Arizona, on Monday, June 28, 2004, at 11:00 a.m. local time. We are holding the meeting to:

1.	Elect the following six (6) nominees to our board of directors until the next annual meeting of stockholders or until their successors are elected and have qualified:
	Robert E. Wheaton	Phillip "Buddy" Johnson
	Todd S. Brown	Craig B. Wheaton
	Thomas G. Schadt	B. Thomas M. Smith, Jr.
2.	Ratify our board of directors' selection of Mayer Hoffman McCann P.C. as our independent auditors for the current fiscal year.
3.	Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        All of these actions are more fully described in the proxy statement accompanying this notice.

        Only stockholders of record at the close of business on May 7, 2004 will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

By Order of the Board of Directors,

Robert E. Wheaton Chairman of the Board

Salt Lake City, Utah
May 25, 2004

Whether or not you expect to attend the annual meeting, to assure that your shares will be voted at the meeting, please sign the attached proxy card and return it promptly in the enclosed postage-paid, addressed envelope. No additional postage is required if mailed in the United States. You may vote in person at the meeting even if you have already submitted a proxy card.

STAR BUFFET, INC.
420 LAWNDALE DRIVE
SALT LAKE CITY, UT 84115

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
JUNE 28, 2004

Information about Solicitation and Voting

        Our board of directors is soliciting your proxy for our annual meeting of stockholders to be held at the HomeTown Buffet, 1312 N. Scottsdale Road, Scottsdale, Arizona, on Monday, June 28, 2004, at 11:00 a.m. local time. Our telephone number is (801) 463-5500. Voting materials, which include this proxy statement, the proxy card and our fiscal 2004 annual report to stockholders, will first be mailed to stockholders entitled to vote at the meeting on or about June 4, 2004.

        This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Q:
What is the purpose of the annual meeting?

A:
At the annual meeting, stockholders will act upon the proposals described in this proxy statement. In addition, our management will report on our performance and respond to questions from stockholders.

Q:
Who can vote at the meeting?

A:
Our board of directors set May 7, 2004 as the record date for the meeting. If you owned our common stock at the close of business on May 7, 2004, you may attend and vote at the meeting. You are entitled to one vote for each share of common stock that you held on the record date for all matters to be voted on at the meeting. As of the record date, 2,950,000 shares of our common stock, representing the same number of votes, were outstanding, and no shares of our preferred stock were outstanding.

Q:
What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares as of the record date must be present in person or represented by proxy at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present in person or represented by proxy at the meeting if you are present in person at the meeting or if you have properly submitted a proxy card.

  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

Q:
How can I vote my shares in person at the meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to attend the meeting in person, please bring the enclosed proxy card or proof of identification to the meeting. If you hold your shares in a brokerage account in your broker's name (in "street name"), your broker will forward these proxy materials to you. If you hold your shares in street name, you have the right to direct your broker on how to vote the shares, but you may not vote these shares in person at the annual meeting unless you obtain a proxy form from the broker that holds your shares.

Q:
How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as a stockholder of record or in street name, you may vote without attending the meeting. You may vote by submitting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the enclosed proxy card for instructions on how to submit a proxy. For shares held in street name, the voting instruction card will be included with the proxy statement delivered by your broker or nominee.

Q:
How can I change my vote after I return my proxy card?

A:
You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by submitting a new proxy at a later date or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

Q:
What proposals are scheduled to be voted on at the meeting?

A:
There are two proposals scheduled for a vote. They are (1) to elect six nominees to our board of directors until the next annual meeting of stockholders or until their successors are elected and have qualified and (2) to ratify our board of directors' selection of Mayer Hoffman McCann P.C. as our independent auditors for the current fiscal year.

Q:
What is the vote required for each proposal?

A:
Election of Directors. You may vote "FOR" a nominee for our board of directors or you may "WITHHOLD AUTHORITY" to vote for a nominee. The affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required for the election of directors. This means that the six individuals receiving the highest number of "FOR" votes will be elected directors. You may give each candidate one vote for each share you held on the record date. You may not vote your shares cumulatively or for a greater number of persons than the number of nominees named in this proxy statement. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director(s) indicated, although it will be counted for purposes of determining whether there is a quorum.

  Ratification of Auditors. You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposals No. 2. For this proposal, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to this proposal will have no effect.

  All proxies will be voted in accordance with the instructions specified on the enclosed proxy card. If you just sign your proxy card with no additional instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you do not vote and you hold your shares in street name, and your broker does not have such discretionary power to vote your shares, your shares may constitute "broker non-votes" and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting. Voting results are tabulated and certified by our transfer agent, Mellon Investor Services LLC.

Q:
What is the recommendation of our board of directors?

A:
Unless you give other instructions on your proxy card, the person named as the proxy holder on the proxy card will vote in accordance with the recommendations of our board of directors. Our board of director's recommendation is set forth together with the description of each proposal in this proxy statement. In summary, our board of directors recommends a vote for the election of the six nominees to our board of directors and for the ratification of our board of directors' selection of Mayer Hoffman McCann P.C. as our independent auditors for our current fiscal year.

Q:
Where can I find the voting results?

A:
The preliminary voting results will be announced at the annual meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

        Currently, there are six members of the board of directors. Incumbent director Jack M. Lloyd will not stand for re-election to the board of directors. The board of directors, upon the advice of the nominating committee, has nominated Todd S. Brown and the other five incumbent directors to serve as directors. Directors are elected at each annual stockholders' meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the persons named in the accompanying proxy card will vote the proxies received by them for the six nominees named below.

        If any nominee becomes unavailable for any reason before the election, the persons named in the accompanying proxy card will have discretionary authority to vote for the election of such substitute nominee or nominees, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees will be unavailable to serve.

Directors

        The names and other information concerning the six nominees for election as directors are set forth below.

        The director nominees are as follows:

Name	Age	Position with Star Buffet
Robert E. Wheaton	52	Chief Executive Officer, President and Chairman
Phillip "Buddy" Johnson	51	Director
Thomas G. Schadt	62	Director
Craig B. Wheaton	46	Director
B. Thomas M. Smith, Jr.	69	Director
Todd S. Brown	47	Director Nominee

        Robert E. Wheaton has served as the Chief Executive Officer and President and as a director of the Company since its formation in July 1997. Mr. Wheaton has been Chairman of the Board since September 1998. Mr. Wheaton served as Executive Vice President of CKE Restaurants, Inc. from January 1996 through January 1999. From April 1995 to January 1996, he served as Vice President and Chief Financial Officer of Denny's Inc., a subsidiary of Flagstar Corporation. From 1991 to 1995, Mr. Wheaton served as President and Chief Executive Officer, and from 1989 to 1991 as Vice President and Chief Financial Officer of The Bekins Company. Mr. Wheaton is the brother of Craig B. Wheaton, a director of the Company.

        Phillip "Buddy" Johnson has served as a director of the Company since February 1999. Mr. Johnson has served as the Supervisor of Elections of Hillsborough County since March 2003. From March 2001 until March 2003, he served as the Director of the Division of Real Estate in the Florida Department of Business and Professional Regulations. Mr. Johnson served as President of the BuddyFreddys Division from April 1998 until March 2001. From 1980 until 1998, he was the founding Chairman and CEO of BuddyFreddys Enterprises. From 1991 to 1996, Mr. Johnson served as Republican floor leader in the Florida House of Representatives. Mr. Johnson also served on the executive committee of The Foundation for Florida's Future, a non-profit corporation established in 1995 by now governor, Jeb Bush.

        Thomas G. Schadt has served as a director of the Company since the completion of the Company's initial public offering in September 1997. Mr. Schadt has been the Chief Executive Officer of a privately-held beverage distribution company, Bear Creek, L.L.C., since 1995. From 1976 to 1994, he held several positions with PepsiCo, Inc., most recently, Vice President of Food Service.

        Craig B. Wheaton has served as a director of the Company since February 1999. Mr. Wheaton is a partner in the law firm Kilpatrick Stockton LLP. His main areas of practice include employee benefits, executive compensation and general corporate law. Mr. Wheaton received his B.A. degree, with honors, from the University of Virginia and his J.D. degree from Wake Forest University. From 1993 to 1998, Mr. Wheaton was a member of the Tax Council of the North Carolina Bar Association Section on Taxation and chair of its Employee Benefits Committee from 1995 to 1997. He is a member and former president of the Triangle Benefits Forum. He is a member of the Southern Employee Benefits Conference, the Employee Benefits Committee of the American Bar Association's Section of Taxation, the National Pension Assistance Project's National Lawyers Network, and the National Association of Stock Plan Professionals. Mr. Wheaton is the brother of Robert E. Wheaton, the Company's Chairman of the Board, Chief Executive Officer and President.

        B. Thomas M. Smith, Jr. has served as a director of the Company since June 2002. Mr. Smith was a consultant with ITT Corp. from January 1996 to December 1996 and is now retired. From 1988 until 1995, he was Vice President and Director of Corporate Purchasing for ITT Corp. Mr. Smith has served as director of Republic Bancorp since June 1999.

        Todd S. Brown has served Brown Capital Advisors, Inc. as the President since November 1999. From 1994 to November 1999, Mr. Brown served as Senior Vice President, Chief Financial Officer and Director of Phoenix Restaurant Group, Inc. (formerly DenAmerica Corp.). Mr. Brown served as a Senior Manager in Audit and Consulting at Deloitte Touche LLP from 1980 to 1994. Mr. Brown received an MBA from the University of Missouri in 1980 and a BA from Southern Methodist University in 1978. Mr. Brown was recommended to our nominating committee by Robert E. Wheaton, our President and Chief Executive Officer, and our nominating committee recommended to the board of directors that Mr. Brown be a director-nominee. Mr. Brown has consented to being named in this proxy statement and to serve on the board of directors if elected.

Committees of the Board of Directors

        The board of directors has established an audit committee, a compensation committee and a nominating committee.

  Audit Committee

        The audit committee is currently comprised of Jack M. Lloyd, Thomas G. Schadt and B. Thomas M. Smith, Jr., of whom Jack M. Lloyd is the audit committee financial expert. Following the annual meeting of stockholders, provided Todd S. Brown is elected to the board of directors, the audit committee will be comprised of Todd S. Brown, Thomas G. Schadt and B. Thomas M. Smith, Jr., of whom Todd S. Brown will be the audit committee financial expert. All such persons are financially literate and are "independent" as contemplated by Item 401(h)(iii) to Regulation S-K and by applicable listing standards.

        The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements, and monitors the independence, performance and qualifications of our independent auditors. The report of the audit committee is attached to this proxy statement as Appendix A. Our board of directors and audit committee have adopted an amended charter for the audit committee, a copy of which is attached to this proxy statement as Exhibit B.

  Compensation Committee

        The compensation committee is currently comprised of Jack M. Lloyd and Thomas G. Schadt. Following the annual meeting of stockholders, the compensation committee will be comprised of Thomas G. Schadt and B. Thomas M. Smith, Jr., each of whom is "independent" as contemplated by applicable listing standards. The compensation committee considers the hiring and election of corporate officers, salary and incentive compensation policies for officers and directors, and the granting of stock options to employees. The report of the compensation committee is included in this proxy statement under the heading "Executive Compensation."

  Nominating Committee

        The nominating committee is comprised of Phillip "Buddy" Johnson, Thomas G. Schadt and B. Thomas M. Smith, Jr., each of whom is "independent" as contemplated by applicable listing standards. The nominating committee assists our board of directors by identifying individuals qualified to become board members, by recommending director nominees for election at the annual meeting of stockholders or for appointment to fill vacancies on the board of directors, and by developing and recommending corporate governance guidelines. Our board of directors has adopted a charter for the nominating committee, a copy of which is attached to this proxy statement as Exhibit C.

        The nominating committee will consider candidates recommended by stockholders to be nominated. Any such suggestions must be sent in writing and addressed to the Company at its principal executive offices shown on the cover page to this proxy statement, attention: Secretary, and must be accompanied by:

  •
  the name and address of the stockholder recommending the person to be nominated;

  •
  a representation that the stockholder is a holder of record of stock of the Company, including the number of shares held;

  •
  a description of all arrangements or understandings between the stockholder and the recommended nominee, if any;

  •
  detailed biographical and occupational data on the prospective nominee as would be required to be included in a proxy statement filed pursuant to Regulations 14A promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; and

  •
  a signed consent of the recommended nominee to serve as a director of the Company if so elected.

        The nominating committee considers the following minimum criteria when reviewing a nominee for director:

  •
  Each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

  •
  Each director should be free of any conflict of interests which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

  •
  Each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

  •
  Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

  •
  Each director should have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

        The nominating committee and, as needed, a retained search firm, seeks candidates qualified to serve on the board of directors or committees of the board of directors and screens the candidates. The nominating committee also reviews, investigates and screens candidates recommended by stockholders. The nominating committee and Robert E. Wheaton, our President and Chief Executive Officer, interviews candidates that have been screened, and the nominating committee selects the nominees that best suit the Company's needs to recommended to the full board of directors.

Board Meetings and Attendance

        During fiscal 2004, the board of directors held four meetings, the audit committee held seven meetings and the compensation committee held one meeting. The nominating committee was established by the board of directors in fiscal 2005 and, therefore, held no meetings during fiscal 2004. During fiscal 2004, no director attended fewer than 75% of the aggregate number of meetings of the board of directors and the committee or committees on which they served. There are no family relationships among any of our directors or executive officers, other than among Robert E. Wheaton and Craig B. Wheaton.

Board Attendance at Annual Meeting of Stockholders

        Directors are encouraged but not required to attend annual meetings of stockholders. Six of our directors attended the 2003 annual meeting of stockholders.

Compensation of Directors

        For their services as directors in fiscal 2004, each non-employee director received $2,000 per meeting of the board of directors, $1,500 per committee meeting and $500 per telephonic audit committee meeting. In addition, all directors are entitled to participate in our 1997 Stock Incentive Plan.

Director Independence

        The board of directors has determined that all of the nominees for director, except for Robert E. Wheaton and Craig B. Wheaton, are "independent" as contemplated by applicable listing standards.

Required Vote and Board Recommendation

        The six nominees for director receiving the highest number of affirmative votes entitled to vote at the annual meeting will be elected as directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF SELECTION OF AUDITORS

        In January 2004, pursuant to the recommendation and approval of the board of directors and the audit committee, we dismissed Grant Thornton LLP as principal accountants and appointed Mayer Hoffman McCann P.C. as our independent public auditors for the year ended January 26, 2004. Grant Thornton LLP was our prior independent public audit firm. The reports of Grant Thornton LLP on our financial statements for the years ended January 27, 2003 and January 28, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no reporting disagreements between us and Grant Thornton LLP on any matter of accounting principle, practice, financial statement disclosure or auditing scope or procedure during the years covered by these reports or the interim periods through January 26, 2004. Prior to their engagement, we had not consulted with Mayer Hoffman McCann P.C. on either the application of accounting principles or the type of opinion Mayer Hoffman McCann P.C. might issue on our consolidated financial statements.

        The board of directors has appointed Mayer Hoffman McCann P.C. as our independent auditors for the fiscal year ending January 31, 2005, it being intended that such appointment would be presented for ratification by the stockholders. Mayer Hoffman McCann P.C. has audited our financial statements for the fiscal year ended January 26, 2004. Mayer Hoffman McCann P.C. is expected to have one or more representatives at the annual meeting who will be able to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

        Stockholder ratification of the selection of Mayer Hoffman McCann P.C. as our independent auditors is not required by our By-Laws or other applicable legal requirement. However, we are submitting the selection of Mayer Hoffman McCann P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee at its discretion may replace Mayer Hoffman McCann P.C. and appoint different independent auditors at any time during the year if it determines that such a change would be appropriate.

  Fees Billed by Independent Auditors

  Audit Fees

        Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. Audit fees billed by Mayer Hoffman McCann P.C. were $56,000 for the fiscal year ended January 26, 2004, and were zero for the fiscal year ended January 27, 2003. Audit fees billed by Grant Thornton LLP were $64,000 for the fiscal year ended January 26, 2004, and were $152,000 for the fiscal year ended January 27, 2003.

  Audit-Related Fees

        Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under "Audit Fees" and other services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards. Audit-related fees billed by Mayer Hoffman McCann P.C. were zero in the fiscal year ended January 26, 2004, and were zero in the fiscal year ended January 27, 2003. Audit-related fees billed by Grant Thornton LLP were zero in the fiscal year ended January 26, 2004, and were $7,000 in the fiscal year ended January 27, 2003.

  Tax Fees

        Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include tax planning, assistance with the preparation of various tax returns, services rendered in connection with acquisitions and advice on other tax-related matters. Tax fees billed by Mayer Hoffman McCann P.C. were zero in the fiscal year ended January 26, 2004, and were zero in the fiscal year ended January 27, 2003. Tax fees billed by Grant Thornton LLP were $12,000 in the fiscal year ended January 26, 2004, and were $9,000 in the fiscal year ended January 27, 2003.

  All Other Fees

        All other fees consist of fees billed for products and services not included above. All other fees billed by Mayer Hoffman McCann P.C. were zero in the fiscal year ended January 26, 2004, and were zero in the fiscal year ended January 27, 2003. All other fees billed by Grant Thornton LLP were zero in the fiscal year ended January 26, 2004, and were zero in the fiscal year ended January 27, 2003.

  Audit Committee Pre-Approval

        The audit committee's policy is to pre-approve the fees and other compensation to be paid to our independent auditors, and to pre-approve the provision of permitted non-audit services by our independent auditors.

Required Vote and Board Recommendation

        The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting is required to approve Proposal 2. Neither abstentions nor broker non-votes have any effect on the outcome of this proposal.

        THE AUDIT COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2005.

OTHER MATTERS

        Our board of directors does not presently intend to bring any other business before the annual meeting, and so far as is known to the board of directors, no matters are to be acted upon other than the matters described above. However, if any other matter should properly come before the meeting, the person named on the enclosed proxy card will vote the shares for which he holds proxies in his discretion.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information regarding beneficial ownership of our common stock as of May 7, 2004, the record date for the annual meeting, by (1) each person who is known by us to beneficially own more than five percent of the outstanding shares of our common stock, (2) each of our directors, (3) each of the executive officers identified in the summary compensation table set forth elsewhere in this proxy statement and (4) all directors and executive officers of the Company as a group. To our knowledge and except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless we indicate otherwise, each holder's address is c/o Star Buffet, Inc., 1312 North Scottsdale Road, Scottsdale, AZ 85247.

Name And Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)(1)
Robert E. Wheaton	1,608,537	(2)	49.1%
Jack M. Lloyd	30,000	(3)	1.0%
Thomas G. Schadt	30,000	(3)	1.0%
Phillip "Buddy" Johnson	22,700	(4)	*
Craig B. Wheaton	35,500	(4)	1.2%
B. Thomas M. Smith, Jr.	137,900		4.7%
J.P. Morgan Chase & Co. 270 Park Avenue New York, NY 10017	283,575	(5)	9.6%
Paul D. Sonkin 153 East 53rd Street, 55th Floor New York, NY 10022	354,565	(6)	12.0%
All directors and executive officers as a group (6 persons)	1,864,637	(7)	55.1%

*
Less than one percent.

(1)
Calculated based on 2,950,000 shares of our common stock outstanding on May 7, 2004 with percentages rounded to the nearest one-tenth of one percent. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but not treated as outstanding for computing the percentage of any other person.

(2)
Includes 329,237 shares subject to presently exercisable options or options that become exercisable within 60 days of May 7, 2004.

(3)
Includes 30,000 shares subject to presently exercisable options or options that become exercisable within 60 days of May 7, 2004.

(4)
Includes 22,500 shares subject to presently exercisable options or options that become exercisable within 60 days of May 7, 2004.

(5)
J.P. Morgan Chase & Co. has sole power to vote 280,000 of these shares and has sole power to dispose of all of these shares. J.P. Morgan Chase & Co. claims beneficial ownership with respect to all of these shares. The information relating to the beneficial ownership of J.P. Morgan Chase & Co. has been derived from the Schedule 13G/A dated February 12, 2004 filed by J.P. Morgan Chase & Co. with the Securities and Exchange Commission. The number of shares beneficially owned by J.P. Morgan Chase & Co. is stated as of December 31, 2003.

(6)
Paul D. Sonkin jointly filed with The Hummingbird Value Fund, L.P., The Hummingbird Microcap Value Fund, L.P., Hummingbird Capital, LLC, and Hummingbird Management, LLC. Paul D. Sonkin is the Managing Member of (a) Hummingbird Capital, LLC, the general partner of The Hummingbird Value Fund, L.P. and The Hummingbird Microcap Value Fund, L.P., and (b) Hummingbird Management, LLC, the investment manager to The Hummingbird Value Fund, L.P. and The Hummingbird Microcap Value Fund, L.P. Accordingly, each of Paul D. Sonkin, Hummingbird Capital, LLC, and Hummingbird Management, LLC may be deemed to beneficially own the securities owned by The Hummingbird Value Fund, L.P. and The Hummingbird Microcap Value Fund, L.P., reported herein. The Reporting Persons are members of a Section 13(d) group that owns more than 10% of the Issuer's outstanding Common Stock. Includes 201,685 shares owned directly by The Hummingbird Value Fund, L.P., and indirectly by Paul D. Sonkin, Hummingbird Capital, LLC, and Hummingbird Management, LLC, each of which disclaims beneficial ownership of the securities owned by The Hummingbird Value Fund, L.P., except to the extent that each such party has an interest, if any, in The Hummingbird Value Fund, L.P. Also includes 152,880 shares owned directly by the Hummingbird Microcap Value Fund, L.P., and indirectly by Paul D. Sonkin, Hummingbird Capital, LLC, and Hummingbird Management, LLC each of which disclaims beneficial ownership of the securities owned by The Hummingbird Value Microcap Fund, L.P., except to the extent that each such party has an interest, if any, in The Hummingbird Microcap Value Fund, L.P. The information relating to the beneficial ownership of Paul D. Sonkin has been derived from the Form 4 dated May 17, 2004 filed by Paul D. Sonkin with the Securities and Exchange Commission on May 18, 2004. The number of shares beneficially owned by Paul D. Sonkin is stated as of May 17, 2004.

(7)
Includes 434,237 shares subject to presently exercisable options or options that become exercisable within 60 days of May 7, 2004.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation for the Fiscal Year Ended January 26, 2004.

        The compensation committee, comprised of two non-employee directors, is responsible for administering the executive compensation policies, administering the various management incentive programs (including option plans), and making recommendations to the board of directors with respect to these policies and programs. In addition, the committee makes annual recommendations to the board of directors concerning the compensation paid to the Chief Executive Officer and to each of our other executive officers. The Company began its independent corporate existence on July 28, 1997 through the reorganization of direct or indirect wholly-owned subsidiaries of CKE Restaurants, Inc. The committee was not formed until after the first meeting of the board of directors following the formation of the Company. Since there was no committee at the time of the first board of directors meeting, it was necessary for the non-employee directors of the board of directors to decide all compensation issues at that meeting. In addition, certain compensation arrangements were established by the compensation committee of the board of directors of CKE while the Company was a wholly-owned subsidiary of CKE.

        The following is a summary of the policies which the board of directors analyzed in determining the compensation for the executive officers of the Company. The committee intends to follow the same general policies in determining the compensation for the executive officers of the Company in fiscal 2005, but may, in its discretion, alter such policies to take into consideration the applicable circumstances at the time.

        Compensation Policies Towards Executive Officers.    The committee believes that the most effective executive compensation program is one that provides incentives to achieve both current and long-term strategic management goals, with the ultimate objective of enhancing stockholder value. In this regard, the committee believes executive compensation should be comprised of cash as well as equity-based programs. Base salaries are generally set at market levels in order to attract and retain qualified executives. With respect to equity-based compensation, the committee believes that an integral part of our compensation program is the ownership and retention of our common stock by its executive officers. By providing executive officers with a meaningful stake in the Company, the value of which is dependent on our long-term success, a commonality of interests between our executive officers and our stockholders is fostered.

        Relationship of Performance to Compensation.    Compensation that may be earned by the executive officers in any fiscal year consists primarily of base salary, cash bonus and stock options. The significant factors that were considered in establishing the components of each executive officer's compensation package for the fiscal year ended January 26, 2004 are summarized below. The committee, in its discretion, may apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years, but all compensation decisions will be designed to further the general compensation policies indicated above.

        Base Salary.    The base salary for each executive officer is set on the basis of personal performance, the salary levels in effect for comparable positions with our principal competitors (including, but not limited to, a self-determined peer group set forth in the Stock Price Performance Graph appearing elsewhere in this proxy statement) and our financial performance relative to these competitors. Factors relating to individual performance that are assessed in setting base compensation are based on the particular duties and areas of responsibility of the individual executive officer. Factors relating to our financial performance that may be related to increasing or decreasing base salary include revenues and earnings. The establishment of base compensation involves a subjective assessment and weighing of these criteria and is not based on any specific formula.

        Cash Bonus.    Annual bonuses are earned by each executive officer on the basis of our achievement of pre-tax income targets established at the start of the fiscal year and on the basis of the particular executive officer's duties and areas of responsibility. Bonus amounts are established based on various levels of performance against such targets. Following the completion of the fiscal year, the committee assesses individual performance against the established targets and provides for annual bonuses based on the targeted performance of levels actually achieved.

        Stock Options.    Stock option grants motivate executive officers to manage the business to improve long-term performance, and align the interests of executive officers with stockholder value. Customarily, option grants are made with exercise prices equal to the fair market value of the shares on the grant date and will be of no value unless the market price of our common stock appreciates, thereby aligning a substantial part of the executive officer's compensation package with the return realized by the stockholders. Options generally vest in equal installments over a period of time, contingent upon the executive officer's continued employment with us. Accordingly, an option will provide a return to the executive officer only if the executive officer remains employed by us and the market price of the underlying shares appreciates over the option term. The size of an option grant is designed to create a meaningful opportunity for stock ownership and is based upon the individual's current position with us, internal comparability with option grants made to other executives and the individual's potential for future responsibility and promotion over the option term. The committee has established an award program which takes into account the level of responsibility in the organization, and total compensation compared to comparable companies, in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with us and the executive officer's existing holdings of unvested options. As such, the award of stock options requires subjective judgment as to the amount of the option. However, the committee does not adhere strictly to these guidelines and will occasionally vary the size of the option grant, if any, made to each executive officer as circumstances warrant.

        Chief Executive Officer Compensation.    Robert E. Wheaton became our Chief Executive Officer upon the Company's formation in July 1997. Prior to our initial public offering in September 1997, Mr. Wheaton's annual base compensation was established at $250,000 for the fiscal year ended January 26, 2004, based on the philosophy described above.

        Corporate Deduction for Compensation.    Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the corporate deduction for compensation paid to certain executive officers, unless certain requirements are met. Our 1997 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer upon exercise of an option, with an exercise price equal to the fair market value of the underlying shares on the grant date, will qualify as performance-based compensation that will not be limited by Section 162(m). The committee intends to monitor regulations issued pursuant to Section 162(m) and to take such actions with respect to the executive compensation program as are reasonably necessary to preserve the corporate tax deduction for executive compensation paid.

Thomas G. Schadt Jack M. Lloyd

        The report of the compensation committee of the board of directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PRICE PERFORMANCE GRAPH

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG STAR BUFFET, INC., THE DOW JONES US RESTAURANTS INDEX,
A PEER GROUP AND THE NASDAQ STOCK MARKET (U.S.) INDEX

*
$100 invested on 1/31/99 in stock or index-including reinvestment of dividends.
Fiscal year ending January 31.

	1/99	1/00	1/01	1/02	1/03	1/04
STAR BUFFET INC	100.00	61.70	43.08	48.34	39.83	94.98
PEER GROUP	100.00	97.36	57.07	55.27	80.26	101.32
NASDAQ STOCK MARKET (U.S.)	100.00	160.68	120.22	56.70	53.47	75.66
DOW JONES U.S. RESTAURANTS	100.00	88.46	82.67	96.53	69.90	106.34

        The Peer Group includes the following stocks: Garden Fresh Restaurants (LTUS), Roadhouse Grill (GRLL), Sizzler International (SZ), Pierre Foods Inc. (FOOD), Shell's Seafood (SHLL.OB) and Fresh Choice (SALD). All are listed on NASDAQ except for Sizzler International, which is on the New York Stock Exchange. The Peer Group stocks are all small capitalization stocks in the family dining segment which is more relative of the business in which Star Buffet operates.

        The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Summary of Cash and Certain Other Compensation

        The following table sets forth the compensation awarded to, earned by or paid to our President and Chief Executive Officer during the fiscal year ended January 26, 2004. We had no other officer whose salary and bonus exceeded $100,000 during the fiscal year ended January 26, 2004.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
					Restricted Stock Awards ($)	Securities Underlying Options (#)
Name and Title	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)
Robert E. Wheaton Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	$250,000 250,000 250,000	$25,000 25,000 25,000	$23,066 23,066 23,066	— — —	— — —

(1)
"Other Annual Compensation" represents auto and medical related payments to or for the behalf of Mr. Wheaton.

Option Exercises and Holdings

        No options were exercised by Mr. Wheaton during the fiscal year ended January 26, 2004. The following table sets forth the fiscal year end options values for all options held by Mr. Wheaton.

Fiscal Year-end Option Values

	Number of Securities Underlying Unexercised Options At Fiscal Year End (#)		Value of Unexercised In-the-Money Options At Fiscal Year End ($)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert E. Wheaton	329,237	—	$85,500	—

Employment Agreements

        In connection with the Company's employment contract with Robert E. Wheaton, our President and Chief Executive Officer, we agreed to pay Mr. Wheaton six years salary and bonus if he resigns related to change of control of the Company or is terminated, unless the termination is for cause. Mr. Wheaton's employment contract includes an annual salary of $250,000 and an annual bonus of $25,000. In addition, prior to the enactment of Sarbanes-Oxley, we agreed to provide Mr. Wheaton loans solely for the purchase of the Company's common stock. Subsequent to Sarbanes-Oxley, the Company no longer issues notes to officers. The loans were secured by the stock at the prevailing interest rate set forth in the Company's credit facility with FleetBoston. The average rate for fiscal 2004 and 2003 was approximately 3.5%. The loans totaled $1,330,000 as of January 26, 2004 and January 27, 2003.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended January 26, 2004, none of the persons who served on our compensation committee had any interlocking relationship as defined by the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of these forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during fiscal 2004, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were satisfied.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information about our equity compensation plans as of January 26, 2004. All outstanding awards under our plans relate to options to purchase our common stock and stock awards.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	731,000	$9.75	19,000
Equity compensation plans not approved by security holders	—	—	—
Total	731,000	$9.75	19,000

(1)
Includes our 1997 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In connection with the Company's employment contract with Robert E. Wheaton, our President and Chief Executive Officer, we made loans to Mr. Wheaton in fiscal years 1999 through 2002 solely for the purchase of our common stock. The loans are secured and bear interest at the prevailing rate set forth in the Company's credit facility with FleetBoston. The average rate for fiscal 2004 was approximately 3.5%. The loans totaled $1,330,000 as of January 26, 2004.

        Mr. Wheaton currently beneficially owns approximately 49.1% of our total equity securities, assuming exercise of vested employee stock options, and possesses approximately 49.1% of the total voting power of the Company. Thus Mr. Wheaton has the ability to control or significantly influence all matters requiring the approval of our stockholders, including the election of nominees to our board of directors.

        We entered into an agreement with a company whose former chief executive officer is a member of our board of directors. Under the agreement, we operated three of the related party's restaurants as BuddyFreddys Country Buffet restaurants. Revenues and expenses of the restaurants are included in our financial statements. We and the related party divided income and losses based on an agreed upon formula. Included in receivables is $323,000 for both fiscal 2002 and 2001 due from the related party as a result of the agreement and an allowance for that receivable of $323,000 for fiscal 2002 and $70,000 for fiscal 2001. The joint venture was terminated in the first quarter of fiscal 2001. During fiscal 2003, management removed the receivable and corresponding allowance for bad debt when the receivable was deemed uncollectible.

        At January 28, 2002, we had a $185,000 note receivable at a 6.5% monthly interest rate with Phillip "Buddy" Johnson, who is a member of the board of directors. The note receivable was due July 31, 2002 and was secured by property adjacent to the Plant City, Florida facility. We use the adjacent property as additional parking. The note receivable was paid in full by Mr. Johnson in June 2002.

ADDITIONAL INFORMATION

Annual Report

        Our annual report to stockholders for the fiscal year ended January 26, 2004 is our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on April 23, 2004 and which is being mailed concurrently with this proxy statement to all stockholders of record as of May 7, 2004. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. It is also available at the Securities and Exchange Commission's website at www.sec.gov.

Stockholder Communications with the Board of Directors

        Our policy is that stockholders may communicate directly with the board of directors in writing. Any such correspondence must be addressed to the Company at its principal executive offices shown on the cover page to this proxy statement, attention: Secretary. Pursuant to our policy, the Secretary will review all such correspondence and will regularly forward such correspondence to the board of directors, without pre-screening, selection or filtering, except with respect to correspondence that is frivolous or duplicative.

Stockholder Proposals for the 2005 Annual Meeting

        Pursuant to the rules of the Securities and Exchange Commission, proposals by eligible stockholders, as defined below, which are intended to be presented at our annual meeting of stockholders in 2005 must be received by us addressed to Star Buffet, Inc., 1312 N. Scottsdale Road, Scottsdale, Arizona 85257 by January 24, 2005 in order to be considered for inclusion in our proxy materials related to that meeting. On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4 promulgated under the Securities Exchange Act of 1934, as amended. The amendment governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

        We were not notified of any stockholder proposals to be addressed at our 2004 annual meeting of stockholders. Because we were not provided notice of any stockholder proposal to be included in our proxy statement within a reasonable time before mailing, we will be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

        If we do not receive any stockholder proposals for our 2005 annual meeting of stockholders before April 20, 2005, we will be able to use our discretionary voting authority as outlined above. An eligible stockholder is one who is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the 2004 annual meeting of stockholders and has held such securities for at least one year, and who shall continue to own such securities through the date on which the meeting is held.

        Please sign and return your proxy card without delay.

Proxy Solicitation Matters

        This proxy solicitation is being made by our board of directors and is being paid for by Star Buffet, Inc. Following the mailing of the proxy statement, our directors, officers and regular employees may solicit proxies by mail, telephone, telegraph or personal interview. These persons will not receive any additional compensation for these services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by us for their charges and expenses.

For the Board of Directors
ROBERT E. WHEATON, Chairman of the Board
May 25, 2004

        Whether or not you plan to attend the meeting, please submit a proxy card so that your shares may be represented at the meeting.

APPENDIX A

Audit Committee Report

In accordance with the Audit Committee Charter, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Star Buffet. The Audit Committee has:

  (1)
  reviewed and discussed Star Buffet's audited financial statements with management;

  (2)
  discussed with Mayer Hoffman McCann P.C., Star Buffet's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  received the written disclosures and the letter from Mayer Hoffman McCann P.C., required by the Independence Standards Board Standard No. 1, and has discussed with Mayer Hoffman McCann P.C. their independence from Star Buffet.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Star Buffet's Annual Report on Form 10-K for the fiscal year ended January 26, 2004.

SUBMITTED BY THE AUDIT COMMITTEE
Thomas G. Schadt
Jack M. Lloyd
B. Thomas M. Smith, Jr.

The material in this report is not "soliciting material" and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Star Buffet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

A-1

APPENDIX B

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF STAR BUFFET, INC.

I.     AUDIT COMMITTEE PURPOSE

The Audit Committee of Star Buffet, Inc. (the "Company") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

  •
  Monitor (1) the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, (2) the independence, performance and qualifications of the Company's independent auditors, and (3) the Company's compliance with legal and regulatory requirements.

  •
  Provide to the Board the results of its monitoring and make recommendations to the Board based on those results.

  •
  Provide an avenue of communication among the independent auditors, management and the Board.

  •
  Prepare the report of the Audit Committee required to be included in the Company's annual proxy statement under the rules of the SEC.

  •
  Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain and determine funding for, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the duty of management and the independent auditors.

II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

Independence

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent" director, as required by the independence standards set forth in the Rules of the National Association of Securities Dealers, Inc. (the "NASD") governing companies listed on The Nasdaq Stock Market, as amended from time to time, and the independence requirements set forth in the rules and regulations promulgated by the SEC, as amended from time to time.

Financial Expertise

All members of the Audit Committee shall be able to read and understand fundamental financial statements in accordance with the audit committee requirements set forth in the Rules of the NASD,

as amended from time to time, and at least one member of the Audit Committee shall be an "Audit Committee Financial Expert" as defined in the rules and regulations promulgated by the SEC, as amended from time to time.

Appointment

The Board shall appoint all Audit Committee members. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or any of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.  AUDIT COMMITTEE DUTIES AND RESPONSIBILITIES

The Audit Committee's other duties and responsibilities are to:

Review Procedures

1.
Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and have the document published at least every three years in accordance with rules and regulations promulgated by the SEC, as amended from time to time.

2.
Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.
In consultation with the management and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses, including the status of previous recommendations.

4.
Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Audit Committee Chair may represent the entire Audit Committee for purposes of this review.

5.
Discuss with management the effect of regulatory and accounting initiatives as well as off balance sheet structures on the Company's financial statements.

Independent Auditors

6.
Appoint, determine the compensation of and, when appropriate, replace the independent auditors for the purpose of preparing or issuing an audit report or related work, and ensuring independent auditor partner rotation as required by the rules and regulations promulgated by the SEC, as amended from time to time.

7.
Approve the provision of permitted non-audit services by the independent auditors.

8.
Approve the fees and other compensation to be paid to the independent auditors.

9.
On an annual basis, review and discuss with the independent auditors all relationships they have with the Company or any other party that could impair the auditors' independence and obtain a statement from the independent auditors regarding such relationships.

10.
Discuss with the independent auditors the audit scope and plan, including staffing, locations, reliance upon management and general audit approach.

11.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended from time to time.

12.
Inquire as to the independent auditors' qualitative judgments about the appropriateness of the accounting principles (including as applied to financial reporting) and the clarity of the financial disclosure practices used or proposed to be used by the Company.

13.
Inquire as to the independent auditor's views about whether management's choices of accounting principles are conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether those principles are common practices or minority practices.

14.
Determine, as regards new transactions or events, the independent auditors' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

Other Audit Committee Responsibilities

15.
Discuss with management its compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

16.
Discuss with management and the independent auditors the adequacy of the Company's system of internal controls including internal accounting controls and control over financial reporting.

17.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18.
Review and approve in advance any proposed related party transactions.

19.
Perform its obligations set forth in the Company's code of ethics, and review and reassess the adequacy of the code of ethics annually.

20.
Report at least semi-annually, or as deemed necessary, to the full Board, and cause to be distributed to the Board summarized minutes of the Audit Committee meetings.

21.
Review financial and audit personnel succession planning within the Company.

22.
Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites.

23.
Periodically perform self-assessment of Audit Committee performance.

24.
Establish procedures for receiving any complaints or reports by outside legal counsel regarding evidence of material violations of securities laws or breaches of fiduciary duties as required by rules and regulations promulgated by the SEC, as amended from time to time.

25.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

26.
Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

IV.    AUDIT COMMITTEE COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers and/or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not accept any compensation, either directly or indirectly, including fees for professional services, from the Company except the fees that they receive for service as a member of the Board and any committee thereof and reasonable expense reimbursements.

APPENDIX C

CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
OF STAR BUFFET, INC.

I.     NOMINATING COMMITTEE PURPOSE

The Nominating Committee of Star Buffet, Inc. (the "Company") is appointed by the Board of Directors (the "Board") to:

  •
  Assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of stockholders and to fill vacancies that may be created by the expansion of the number of directors of the Board and by resignation, retirement or other termination of services of incumbent Board members.

  •
  Develop and recommend to the Board corporate governance guidelines and changes thereto.

  •
  Ensure that the Board and the Company's Charter and Bylaws are structured in a way that best serves the Company's practices and objectives.

  •
  Lead the Board in its annual review of the Board's performance.

  •
  Recommend to the Board director nominees for each committee.

II.    NOMINATING COMMITTEE MEMBERSHIP

The Nominating Committee shall consist of three or more members who shall be "independent" within the meaning of the Rules of the National Association of Securities Dealers ("NASD") and the rules and regulations promulgated by the SEC, each as amended from time to time.

The members of the Nominating Committee shall be appointed and replaced by the Board at its pleasure for such term or terms as the Board shall determine in its sole discretion.

III.  NOMINATING COMMITTEE MEETINGS

The Nominating Committee shall meet at least annually, or more frequently as circumstances require. The Nominating Committee Chair shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date.

IV.    NOMINATING COMMITTEE PROCEDURAL MATTERS

A majority of the then-acting members of the Nominating Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Nominating Committee. Unless the Board elects a Chair for the Nominating Committee, the members of the Nominating Committee may designate a Chair by majority vote. The Chair shall preside, when present, at all meetings of the Nominating Committee. The Nominating Committee will keep a record of its meetings and report on them to the Board. The Nominating Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Nominating Committee.

V.     NOMINATING COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Nominating Committee shall:

        A.    Retain and Supervise Search Consultants. Have the sole authority to retain, pay and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

        B.    Seek and Approve or Reject Qualified Candidates. Actively seek individuals qualified to become members of the Board or members of committees of the Board and recommend qualified persons to the Board in accordance with Article VI below. The Nominating Committee shall assist the Board in identifying individuals qualified to become Board members, and recommend to the Board the director nominees for the next annual meeting of stockholders. The Nominating Committee shall review, investigate and accept or reject nominees for the Board suggested by any stockholder of the Company. In its assessments of potential nominees for the Board, the Nominating Committee shall consider, without limitation, potential conflicts of interest by such persons.

        C.    Assess Performance of Board. Receive comments from all directors and executive officers and other relevant persons or constituencies and report annually to the Board with an assessment of the performance of the Board and management, to be discussed with the full Board following the end of each fiscal year. The assessment shall consider the size, structure, composition and functioning of the Board in light of operating requirements of the Company.

        D.    Monitor Adequacy of Corporate Governance. Develop, review and annually reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

        E.    Delegation of Authority. Form and delegate authority to subcommittees when appropriate.

        F.     Minutes; Report to Board. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

        G.    Evaluation and Publication of Nominating Committee Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Request the Board to cause the then-current Charter to be published in accordance with the rules of the NASD and federal securities rules and regulations.

        H.    Evaluation of Nominating Committee Performance. The Nominating Committee shall annually review its own performance.

        I.     Charter and Bylaws. With advice from the Company's chief legal counsel, if any, and outside legal counsel, periodically review and recommend changes to the Company's Certificate of Incorporation and Bylaws as they relate to corporate governance matters.

        J.     General Authority. Perform such other functions and have such powers as may be necessary or convenient in the efficient discharge of the foregoing.

VI.   NOMINATING COMMITTEE GUIDELINES AND PROCEDURES

        A.    Composition of the Board. The composition of the Board will depend not only on the character and capacities of the members on the Board taken individually, but also on their collective strengths. Consequently, the Board should be composed of, without limitation:

  1.
  Directors chosen with a view to bringing to the Board a variety of experience and background; and

  2.
  Directors who will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies.

        B.    Selection Criteria. As part of the process, the Nominating Committee shall consult with the Board members, the Chief Executive Officer, other members of management and other parties to evaluate the knowledge and skills which should be kept in mind in making nominations, including experience in business, finance, administration or healthcare, and familiarity with the Company's business and conduct. In considering possible candidates for election as a director of the Company, the Nominating Committee and other directors should be guided in general by the composition guidelines established above and by, including but not limited to, the following:

  1.
  Each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

  2.
  Each director should be free of any conflict of interests which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

  3.
  Each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

  4.
  Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

  5.
  Each director should have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

PROXY

        STAR BUFFET, INC.
420 LAWNDALE DRIVE
SALT LAKE CITY, UT 84115

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STAR BUFFET, INC. The undersigned hereby appoints Robert E. Wheaton as proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Star Buffet, Inc. held of record by the undersigned on May 7, 2004, at the annual meeting of stockholders to be held on June 28, 2004, and any postponement or adjournment of the meeting.

PLEASE DATE, SIGN ON REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE.

/*\ FOLD AND DETACH HERE /*\

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.	Please mark your votes as indicated in this example.	☒
		FOR ☐	WITHHELD FOR ALL ☐			FOR ☐	AGAINST ☐	ABSTAIN ☐
ITEM 1.	ELECTION OF DIRECTORS			ITEM 2–	TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF MAYER HOFFMAN MCCANN P.C. AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.
Nominees: 01 Robert E. Wheaton 02 Phillip "Buddy" Johnson 03 Todd S. Brown 04 Thomas G. Schadt 05 Craig B. Wheaton 06 B. Thomas M. Smith, Jr.				ITEM 3–	IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SUCH MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)	DO YOU PLAN TO ATTEND THE MEETING?	YES ☐	NO ☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THE PROXY HOLDER WILL VOTE FOR ALL OF THE NOMINEES LISTED ABOVE IN ITEM 1, FOR THE PROPOSAL DESCRIBED IN ITEM 2 AND IN HIS DISCRETION ON MATTERS DESCRIBED IN ITEM 3.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature	Signature if held jointly	Date	, 2004

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS JUNE 28, 2004
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 28, 2004
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF SELECTION OF AUDITORS
OTHER MATTERS
Security Ownership of Certain Beneficial Owners and Management
EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG STAR BUFFET, INC., THE DOW JONES US RESTAURANTS INDEX, A PEER GROUP AND THE NASDAQ STOCK MARKET (U.S.) INDEX
Summary Compensation Table
Fiscal Year-end Option Values
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
ADDITIONAL INFORMATION
  APPENDIX A
Audit Committee Report
  APPENDIX B
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF STAR BUFFET, INC.
  APPENDIX C
CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF STAR BUFFET, INC.
  PROXY